                                                                   Exhibit 10.37

                             STANDARD BUILDING LEASE

         THIS LEASE made this 14th day of May, 1999, between Winfield Allen,
Incorporated ("Tenant") and A.H. Root Limited Liability Company ("Landlord").

                                   WITNESSETH:

                                     DEMISE

         Landlord does hereby lease to Tenant and Tenant hereby hires from
Landlord Suite 350 (the "Premises" or "Leased Premises") such Premises depicted on the plat attached hereto as Appendix A, which Premises are situated in that certain building located at 2401 Fifteenth Street. Denver, Colorado (the
"Building"), which building is situated on that certain parcel of real property
(the "Property") legally described in Appendix B together with a non-exclusive right, subject to the provisions hereof to use all appurtenances thereto, including, but not limited to, any plazas, common areas, walks, ways or other areas in the Building or on the Property designated by Landlord for the exclusive or nonexclusive use of the tenants of the Building. The Building,
Property, plazas, common areas, walks, ways, parking facilities and other areas and appurtenances are hereinafter sometime collectively called the "Building
Complex."

         Such letting and hiring is upon and subject to the terms, conditions, and covenants herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all said terms, conditions, covenants by it to be kept and performed and that this Lease is made upon the condition of such performance.

         1. USE

         The Premises are to be used for general offices and for no other purpose without the prior written consent of Landlord. It is expressly understood that Landlord reserves the right to determine the character of occupancy of any tenant or to permit any other reasonable use of the Building, including but not limited to retail or commercial uses.

         2. TERM

         The Term of this Lease shall be for a period of sixty (60) months, commencing at 12:01 a.m. on the Commencement Date, September 8, 1999, and ending at 5:00 p.m. Denver time on the day immediately preceding the sixtieth (60)
monthly anniversary of the Commencement Date, (the "Primary Lease Term"). The
commencement date may change, due to the holdover of Chipotle Mexican Grill,
Inc. The Landlord shall notify the tenant as soon as the Landlord is made aware that a holdover will occur. The tenant shall not hold the Landlord liable for any delay created by a holdover. Landlord shall give tenant thirty (30) days'
advance notice of any such holdover.

         3. COMPLETION OF THE PREMISES

         A. Landlord's Work. Landlord shall have no obligations for the completion of the Premises, and Tenant shall accept the Premises in its "as is"
condition as of the date Landlord delivers possession of the Premises to Tenant in accordance with the provisions hereof and of the Work Letter. Landlord shall commence work simultaneously with the tenant's installation of phone lines and equipment so that the work shall be completed by no later than September 8,
1999. If the landlord, through his own fault does not deliver the space on this date so that the Tenant can commence his move then the landlord shall provide the space rent-free for the first month of occupancy. Any later than October 8,
1999 the Tenant shall then receive one day free for every calendar day of delay.

         4. RENT

         A. Base Rent. Tenant agrees to pay Landlord during the full Primary
Lease Term the sums as set forth in Appendix "D", payable in equal monthly installments as set forth in Appendix "D" (the "Base Rent") for the Premises.
The first, full monthly installment of Base Rent shall be payable on the
Commencement Date and each succeeding monthly installment shall be due and payable on or before the first day of each and every successive calendar month thereafter during the Primary Lease Term hereof.

         B. No Offsets. The Base Rent, and all other sums or charges required by this Lease to be paid by the Tenant to the Landlord, all of which are herein sometimes collectively referred to as "Rent," shall be paid, except as hereinafter set forth, to the Landlord without deduction or offset, in lawful money of the United States of America, at the office of the Landlord in the
Building, or to such other person or at such other place as Landlord may from time to time designate in writing. The sole exception shall be for any amount necessarily paid by Tenant for a leasehold obligation of Landlord which is unpaid and past due, and payment of which by Tenant is necessary to preserve the continuing use and enjoyment of the premises by Tenant. The Tenant shall send
Landlord written notice of at least fifteen (15) business days in advance of making any such payment in order to have an enforceable right of offset.

         C. Interest on Late Payments. Any rent (whether Base Rent or Additional
Rent) or other amount due from Tenant to Landlord under this Lease not paid within five (5) days of the date due shall bear interest from the date due until the date paid at the annual rate of two percent (2%) above the prime rate in effect from time to time during such period, but not less than fourteen percent
(14%) per annum nor more than sixteen percent (16%) per annum, but the payment of such interest shall not excuse or cure any default by Tenant under this
Lease. The failure to charge or collect such interest in connection with any one or more such late payments shall not constitute a waiver of Landlord's right to charge and collect such interest in connection with any other similar or like late payments. The covenants herein to pay Rent (both Base Rent and Additional
Rent) shall be independent of any other covenant set forth in this Lease. The phrase "Prime Rate" as used in this Section and in this Lease shall mean the rate of interest quoted from time to time by Norwest Bank of Colorado, NA. as the rate of interest charge to its most creditworthy corporate borrowers on unsecured ninety (90) day commercial loans.

         D. Late Payment Charge. Further, and notwithstanding the interest charges provided for in the preceding subparagraph C, in the event any Rent or other amounts owing hereunder are not paid within five (5) days after written notice, Landlord and Tenant agree that Landlord will incur additional administrative expenses, the amount of which will be difficult if not impossible to determine. Accordingly, Tenant shall pay to Landlord an additional one-time late charge for any such late payment in the amount of five percent (5%) of the amount then due.

         E. Expansion Space. Because of the Tenant's on-going expansion needs,
Tenant shall also be given a first right (or where a right pre-exists, a second right) to lease any space that becomes available on the 2nd floor of the building. Leasing of additional space shall include parking, the number of spaces to be determined by the building parking ratio. Tenant shall have ten
(10) business days from receipt of Landlord's written notice to exercise such right to lease.

         F. Option. The Tenant will have the option to renew its Lease (and the
Lease on any expansion space), with written notice to the Landlord, at the then-current market rates with no more than 180 days and no less than 120 days prior to the expiration of the Lease.

         5. TAXES AND OPERATING COST ADJUSTMENT FORMULA

         In addition to Base Rent and Additional Rent, Tenant shall reimburse
Landlord for certain of the Taxes and Operating Costs of the Building Complex,
such reimbursement to be in the manner, at the times, and in the amounts set forth in this Section 5 and the following Section 6.

              A. Taxes. If the amount of Taxes billed for any calendar year beginning with calendar year 2000 and falling partly or wholly within the Term of this Lease shall be in excess of the real estate taxes levied against the
Building Complex for calendar year 1999 (the "Tax Base Amount"), then the Base
Rent payable by Tenant for such year shall be increased by Tenant's proportionate share of such difference, such proportionate share being 12 percent and such share calculated on the basis that the rentable area of floor space in the Premises bears to the total rentable area of floor space in the
Building as of the date hereof. If there is a change in the total Building rentable area as a result of an addition to the Building, partial destruction, modification or similar cause, which event causes a reduction or increase on a permanent basis, Landlord shall cause adjustment in the computation as shall be necessary to provide for any such changes. Landlord's system for measurement applied to all tenants, shall be used to determine rentable area. In determining the amount of Taxes for any calendar year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment which would have been required to have been paid during such calendar year if Landlord had elected to have such special assessment paid over the maximum period of time permitted by law, if such election is available to Landlord. Except as provided in the second sentence of Subsection 6.A. (l) hereof, all reference to Taxes "for" and "billed for" a particular calendar year shall be deemed to refer to Taxes levied, assessed, billed or otherwise imposed for such calendar year, without regard to the dates when any such Taxes are due and payable.

         As used in this Lease, the term "Taxes" means any and all general and special taxes and imposition of every kind and nature whatsoever levied, assessed, or imposed upon, or with respect to, the Building Complex, any leasehold improvements, fixtures, installations, additions, and equipment, whether owned by Landlord or Tenant, or either because of or in connection with the Landlord's ownership, leasing, and operation of the Building and the
Property, including, without limitation, real estate taxes, personal property taxes, sewer rents, water rents, general or special assessments, and duties or levies charged or levied upon or assessed against the Building and the Property and personal property, transit taxes, all costs and expenses (including legal fees and court costs) charged for the protest or reduction of property taxes or assessments in connection with the Property and the Building, or any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and the Property whether any such taxes are imposed by the United States, the State of Colorado, the County of Denver, or any local government municipality, authority, or agency or any political subdivision of any thereof. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate, and inheritance taxes; provided, however, if at any time during the Term hereof, a tax or excise on rents or income or other tax, however described (herein called
"Rent Tax"), is levied or assessed by the State of Colorado or any political subdivision, hereof on account of the Rent hereunder or the interest of Landlord under this Lease, such Rent Tax shall constitute Taxes.

         If Taxes billed for any calendar year beginning with 2000 are less than the Tax Base amount, Tenant shall be entitled to an adjustment pursuant to the provisions of Subsection 6.A. (l).

         B. Operating Costs. If, in any calendar year falling partly or wholly within the Term of this Lease, the Operating Costs paid or accrued by Landlord shall be higher than Landlord's Operating Costs for calendar year 1999 (the
"Operating Cost Base Amount"), then the Base Rent payable by Tenant for such calendar year shall be increased by an amount equal to the Tenant's proportionate share of such difference calculated on the basis of the percentage set forth in Subsection LA. Above. If, in any calendar year falling partly or wholly within the Term of this Lease, the Operating Costs paid or accrued by
Landlord shall be lower than the Operating Cost Base Amount, Tenant shall be entitled to an adjustment pursuant to the provisions of Subsection 6.B. (1).

         As used in this Lease, the term "Operating Costs" means any and all expenses, costs, and disbursements (other than Taxes) of every kind and nature whatsoever, which are paid or accrued by Landlord in connection with the management, maintenance, operation, or repair of the Building Complex,
(including, without limitation):

         (1) Costs of supplies, including, but not limited to, the cost of relamping all lighting installed as part of the Building Standard Work or located in common areas of the Building Complex;

         (2) Costs incurred in connection with obtaining and providing energy for the Building Complex, including, but not limited to, costs of propane, butane, natural gas, steam, electricity, solar energy, fuel oils, coal or any other energy sources;

         (3) Costs of water and sanitary and storm drainage services;

         (4) Costs of janitorial and security services;

         (5) Costs of general maintenance and repairs, including costs under climate control and other mechanical maintenance contracts and repairs and replacements of equipment used in connection with such maintenance and repair work;

         (6) Costs of maintenance and replacement of landscaping;

         (7) Insurance premiums, including fire and all-risk coverage, together with loss of rent endorsement, the part of claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Building Complex (where Landlord is unable to obtain insurance without such deductible from a major insurance carrier at reasonable rates), public liability insurance (all insurance shall be in such amounts as may be required by Mortgagee, as defined in Section 24 hereof or as Landlord may reasonably determine);

         (8) Labor costs associated with operation and maintenance of the
Building Complex, including wages and other payments, costs to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare fringe benefits, and all legal fees and other costs or expenses incurred in resolving any labor dispute associated with the operation and maintenance of the Building
Complex;

         (9) Professional building management fees including rental for the
Manager's office space and costs of supplying the Manager with necessary office equipment and storage space in the Building;

         (10) Legal, accounting, inspection, and consultation fees (including, without limitation, fees charge by consultants retained by Landlord for services that are intended to produce a reduction in Operating Costs, reduce the rate of increase in Operating Costs or to reasonably improve the operation, maintenance or state of repair of the Building Complex);

         (11) The cost of capital improvements and structural repairs and replacements made in or to the Building Complex in order to conform to changes subsequent to the Commencement Date in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building Complex (herein "Required Capital Improvements")
and the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Costs or to reduce the rate of increase in Operating Costs (herein "Cost Savings Improvements"). The expenditures for Required Capital Improvements and Cost Savings Improvements
shall be reimbursed to Landlord in equal installments over the useful life of such capital improvement or structural repair or replacement (as determined by
Landlord) together with interest on the balance of the unreimbursed expenditure at the Prime Rate in effect on the date the expenditure was incurred by Landlord or the rate such funds to make any capital improvements or structural repairs were actually borrowed by Landlord, whichever may be higher, provided, however, that the amount to be reimbursed by Tenant for any Cost Savings Improvement shall be limited in any year to the reduction or estimated savings in Operating
Costs as a result thereof;

         (12) Costs incurred by Landlord or its agents in engaging experts or other consultants to assist them in making the computations required hereunder;

         (13) Rental payments or acquisition costs, allocated over the useful life, for machinery or equipment, including vehicles, necessary to timely and economically perform the cleaning and maintenance functions imposed on Landlord together with interest on such acquisition cost at the Prime Rate in effect as of the acquisition date or the rate such funds for acquisition costs were actually borrowed by Landlord, whichever may be higher, on the balance of the unrecovered acquisition cost over the useful life of such machinery or equipment;

         (14) Special Assessments levied against the Building Complex and/or,
Landlord for any reason whatsoever, including but not limited to, maintenance and repair of the 16th Street Mall and/or "people mover" or other public transportation system and/or otherwise.

              "Operating Costs" shall not include:

         (1) Costs of work, including painting and decorating and tenant change work, which Landlord performs for any tenant or in any tenant's space in the
Building other than work of a kind and scope which Landlord would be generally obligated to furnish to all tenants;

         (2) Costs of repairs or other work occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received;

         (3) Leasing commissions, advertising expenses, and other costs incurred in leasing space in the Building;

         (4) Costs of repairs or rebuilding necessitated condemnation;

         (5) Any interest on borrowed money or debt amortization, except as specifically set forth above;

         (6) Depreciation on the Building Complex;

         (7) Any settlement, payment or judgment incurred by Landlord or the
Building manager due to their willful misconduct or gross negligence, as established by a court of law, which is not covered by insurance proceeds; or

         (8) Cost of any damage to the Building Complex caused directly by
Landlord's willful misconduct or gross negligence, as established by a court of law, which is not covered by insurance proceeds.

              Notwithstanding anything contained herein to the contrary, if any lease entered into by Landlord with any tenant in the Building is on a so-called
"net" basis, or provides for a separate basis of computation for any Operating
Costs with respect to its leased premises, then to the extent that Landlord, in its sole judgment, determines that an adjustment should be made in making the computations herein provided for to appropriately allocate the Operating Costs among the tenants, Landlord shall be permitted to modify the computation of
Taxes, Operating Cost Base Amount, rentable area, and/or Operating Costs for a particular calendar year in order to eliminate or otherwise compensate for any such expenses which are paid for in whole or in part by such tenant.
Furthermore, in making any computations contemplated hereby, Landlord shall also be permitted to make such adjustments and modifications to the provisions of this Section 5 as shall be reasonably necessary to achieve the intention of the parties hereto.

         6. TAXES AND OPERATING COST ADJUSTMENT PAYMENT

         The adjustments provided for in Subsections 5.A. and 5B. shall be made as follows:

         A. Tax Payments.

         (1) In the case of calculations made pursuant to Subsection 5.A. above, such calculation shall be made promptly following receipt by Landlord of the bills (meaning in the case of annual general real estate taxes, the statement for same) for Taxes for each calendar year in question. In the event of a subsequent adjustment of Taxes for a previous calendar year by the taxing authority which adjustment has resulted in a corresponding adjustment payment by or to Landlord, the same shall constitute an adjustment to Taxes paid during the calendar year when such adjustment payment is made. If, pursuant to such calculations, the Tenant's pro rata share of Taxes due as adjusted by the taxing authority are more than the Tenant's pro rata portion of the Taxes paid by
Tenant, Tenant shall pay to Landlord, within fifteen (15) days following the furnishing (the "upward adjustment date") of each such calculation to Tenant,
Tenant's pro rata share of such difference. If pursuant to such calculations, the Taxes so billed are less than the Tenant's pro rata share of Taxes paid by
Tenant, and provided Tenant shall: (i) be entitled to share in such savings pursuant to the provisions of Subsection 5.A.; and (ii) not then be in default under any of the provisions of this Lease, Landlord shall, at Tenant's option, either refund the amount of Tenant's proportionate share of such difference, calculated as aforesaid, or apply such amount against any other amounts then due from Tenant to Landlord.

         (2) Commencing with the first calendar month next succeeding each upward adjustment date, Tenant shall pay to Landlord on the first day of each calendar month until the next upward adjustment date (which period between adjustment dates herein called a "Tax Deposit Year") one-twelfth of the amount
Tenant's proportionate share of the excess (the "Tax Excess") of: (1) Taxes most recently billed (as reported in the calculation furnished pursuant to foregoing clause (a) over (ii) the Tax Base Amount, and shall also pay with each such first monthly payment for a Tax Deposit Year an amount equal to one-twelfth of
Tenant's proportionate share of such Tax Excess multiplied by the number of calendar months between (y) the month preceding the month in which Landlord received the bills for Taxes and (z) the first such monthly payment date.
Amounts paid under Subsection (2) in any Tax Deposit Year shall be credited against any amounts payable by Tenant under the foregoing Subsection (1) on account of Taxes billed to Landlord for the same Tax Deposit Year, and provided there is any surplus remaining after the credit to Tenant and provided Tenant shall not then be in default under any of the provisions of this Lease, Landlord shall, at Landlord's option, either refund the amount of such surplus to Tenant within fifteen (15) days following the end of such Tax Deposit Year or apply such surplus amount against any other amounts then due from Tenant to Landlord.

         B. Operating Cost Payment.

         (1) In the case of calculations made pursuant to Subsection 5.B., such calculation shall be made as promptly as practicable following each calendar year in question, and bills therefore shall be furnished to Tenant. Any subsequent adjustment of Operating Costs for such calendar year which results in a corresponding adjustment payment by or to Landlord, shall constitute an adjustment to Operating Costs during the calendar year when such adjustment is made. If pursuant to such calculations, the Operating Costs so paid exceed the
Operating Cost Base Amount, Tenant shall pay Landlord within thirty (30) days of furnishing (the "upward adjustment date") of such calculation to Tenant,
Tenant's proportionate share of such difference, calculated on the basis of the percentage determined in Subsection 5.A. If, pursuant to such calculations, the
Operating Costs paid for any calendar year falling partly or wholly within the
Term of this Lease are less than the Operating Cost Base Amount, and provided
Tenant: (i) is entitled to share in such savings, pursuant to the provisions of
Subsection 5. B.; and (ii) is not then in default under any of the provisions of this Lease, Landlord shall, at Landlord's option, either refund the amount of
Tenant's proportionate share of such difference, calculated as aforesaid, or apply such amount against any other amounts then due from Tenant to Landlord.

         (2) As soon as practicable after the close of the calendar year of the
Commencement Date, Landlord shall supply Tenant with written notice of
Landlord's estimate of the Operating Expenses that will be incurred or accrued during such calendar year immediately following the calendar year of the
Commencement Date (the "Initial Deposit Year") in excess of the Operating Base
Cost Amount. On or before the first day of each month during such Initial
Deposit Year, Tenant shall pay to Landlord one-twelfth of Tenant's proportionate share of such estimated excess amount. If the monthly deposit amount is not determined in time for Tenant to make the first payment on January 1 of the
Initial Deposit Year, then the first monthly payment shall be due on the first day of the month immediately following the date Landlord supplies Tenant with notice of the excess amount and the first monthly payment(s) shall also include a payment equal to one-twelfth of such additional sum multiplied by the number of calendar months which have elapsed during the Initial Deposit Year prior to the date Tenant makes its first payment. If the total of the estimated payments made by Tenant during the Initial Deposit Year are less than Tenant's obligation under the Lease for operating Costs for such Initial Deposit Year, then Tenant, within fifteen (15) days of the billing therefore, shall pay such deficiency to
Landlord. In the event the total of the Tenant's estimated payments for the
Initial Deposit Year exceed Tenant's obligation for excess Operating Costs for such year, then the surplus shall be handled in the manner provided in the last sentence of Subsection 6.B. (3).

         (3) Commencing with the calendar year following the Initial Deposit
Year and during each calendar year following the Initial Deposit Year and during each calendar year of the Term of this Lease, Tenant shall pay to Landlord on the first day of each month of each calendar year (hereinafter sometimes called an "Expense Deposit Year") one-twelfth of the amount, if any, of Tenant's proportionate share of the excess of Operating Costs paid during the preceding calendar year over the Operating Cost Base Amount. In the event the monthly amount so payable by Tenant during any calendar year is not determined until after January 1 of such calendar year, then until such monthly amount is determined, Tenant shall continue to pay a monthly amount equal to the monthly payments required of Tenant with respect to adjusted (estimated in the case of the Initial Deposit Year) Operating Costs for the preceding

calendar year, and when such current calendar year's monthly amount is so determined, Tenant shall, upon being advised thereof, pay any deficiency between the monthly payments theretofore made during such period and the current monthly payment; provided that in the first calendar year in which Tenant is required to pay additional sums for Operating Costs under this Subsection (3), the first monthly payment shall also include a payment equal to one-twelfth of such additional sum multiplied by the number of calendar months which have elapsed during such calendar year prior to the first monthly payment due date(s) for such additional sum. If the advice shows a surplus rather than a deficiency, and provided Tenant: (i) is entitled to share in such savings, pursuant to
Subsection 5.B.; and (ii) is not then in default under any of the provisions of this Lease, Landlord shall, at Landlord's option, either refund the amount of such surplus to Tenant within fifteen (15) days following such advice, or apply such amount against any other amounts then due from Tenant to Landlord.

         C. Audit and Adjustment Procedures.

         (1) The annual determination and statement of Taxes and Operating Costs shall be prepared in accordance with generally accepted accounting principles.
In the event of any dispute as to any Rent due hereunder, Tenant shall have the right to inspect Landlord's accounting records relative to Taxes and Operating
Costs at the office in which Landlord maintains its records during normal business hours at anytime within fifteen (15) days following the furnishing by
Landlord to Tenant of such statement. Unless Tenant shall take written exception of any item in any such statement within such fifteen (15) day period, such statement shall be considered as final and accepted by Tenant. If Tenant makes such timely written exception, a certification as to the proper amount of Rent shall be made by a Certified Public Accountant designated by Landlord which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original determination of both Taxes and Operating Costs was in error by more than three percent (3%) over Tenant's actual obligation.

         (2) In the event of the termination of this Lease by expiration of the stated Term or for any other cause or reason prior to the determination of an adjustment to Rent permitted by this Lease, Tenant's agreement to pay its pro rata share of increases in Taxes and Operating Costs up to the time of termination shall survive termination of this Lease, and Tenant shall pay all amounts due to Landlord within fifteen (15) days after being billed therefore.
In the event of termination of this Lease by expiration of the stated Term or for any other cause or reason whatsoever, except default by Tenant of any of the terms or provisions of this Lease, prior to the determination of adjustments as herein above set forth in Sections 5 and 6, Landlord's agreement to refund any excess Rent paid by Tenant up to the time of termination shall survive termination of the Lease, and Landlord shall pay the amount due, adjusted by the amounts of any applicable offsets, to Tenant within fifteen (15) days of
Landlord's determination of such amount.

         (3) All calculations to be made under this Section 6 shall be made, furnished, handled, and (where applicable) billed separately.

         (4) Subject to the rights of Landlord hereunder any refund to which
Tenant may be entitled under the provision of any of Subsections 6.A. (l), 6.A.
(2), 6.B. (l), 6.B. (2) and 6.B. (3) may not be used by Tenant to offset any payments of Base Rent, Additional Rent or other payments then due or that become due Landlord under this Lease.

         (5) If the Term of this Lease commences on any day other than the first day of January, or if the Term of this Lease ends on any day other than the last day of December, any payment due to Landlord by reason of an increase in Taxes or Operating Costs shall be pro rated on the basis by which the number of days in such partial year bears to 365.

         (6) All sums which Tenant is required to pay or discharge pursuant to
Sections 5 and 6 of this Lease in addition to Base Rent and Additional Rent, together with any interest or other sums which may be added for late payment thereof, shall constitute "Rent" hereunder.

         7. HOLDING OVER

         Should Tenant hold over after the termination of this Lease, whether such termination occurs by lapse of time or otherwise, Tenant shall become a tenant from month-to-month upon each and all of the terms herein provided as may be applicable to such a tenancy, and any such tenancy shall not constitute an extension of this Lease; provided, however, during such period as a tenant from day-today Tenant shall pay Base Rent at one hundred fifty percent (150%) payable for the month immediately preceding the date of termination of this Lease and, in addition, Tenant shall reimburse Landlord for all damages sustained by it by reason of Tenant's occupying the Premises past the termination date.
Alternatively, at the election of Landlord and expressed in a written notice to
Tenant and not otherwise, such retention of possession past the termination date shall constitute a month-to-month tenancy upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy. The provisions of this paragraph shall not exclude nor waive Landlord's right of re-entry or any other right thereunder.

         8. BUILDING SERVICES

         A. Standard Services. Landlord agrees to furnish to the Premises during regular business hours from 7:00 A.M. to 6:00 P.M. Mondays through Fridays and from 7:00 A.M to 1:00 P.M. Saturdays, except for federally observed Holidays, and subject to the rules and regulations of the Building, heat and air conditioning, which in Landlord's judgment is necessary to provide a reasonably comfortable environment for the use and occupancy of the Premises, and passenger elevator service and freight elevator service, subject to scheduling by
Landlord. Landlord shall also furnish: (i) adequate electric current to be supplied for lighting the Premises and public halls, and for the operation of ordinary office equipment, exclusive of heavy-duty or heavy demand equipment:
(ii) janitorial and cleaning services during the business week; and (iii)
domestic water, in reasonable quantity. Elevator service shall mean non-attended automatic elevators. Landlord shall also furnish, at rates set from time to time, heating and air conditioning at such other times as are not provided for herein, provided Tenant gives Landlord not less than twenty-four (24) hours'
notice of Tenant's needs for such additional heating or air conditioning.
Landlord shall also, at said times, maintain and keep lighted the common stairs, entries, and toilet rooms in the Building that would reasonably be subject to use by Tenant, its agents and employees during other than regular business hours. Landlord also has the right to charge Tenant for energy costs and such other costs as may be incurred because of Tenant's above Building average usage or by reason of usage of the Premises or the Building during other than regular business hours at Landlord's actual cost.

                                       10

         B. Interruption of Standard Services. Tenant agrees that Landlord shall not be liable for failure to supply, heating, air conditioning, elevator, janitorial service, electric current, or any other service described in
Subsection A above during any period when Landlord uses reasonable diligence to restore or to supply such services or electric current, it being further agreed that Landlord reserves the right to temporarily discontinue such services or any of them, or electric current at such times as may be necessary by reason of accident, unavailability of employees, repairs, alternations, or improvements or whenever by reason of strikes, lockouts, riots or acts of God, or any other happening or occurrence beyond the reasonable control of Landlord. If Landlord is unable to furnish such services or electric current, Landlord shall not be liable for damages to persons or property for any such discontinuance, nor shall such discontinuance in any way be construed as a constructive or actual eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of
Tenant's obligations hereunder. Landlord's obligation to furnish services or electric current shall be conditioned upon the availability of adequate energy sources from the public utility companies presently serving the Building
Complex. Landlord shall have the right to reduce heating, cooling, or lighting within the Premises and in the public area in the Building as required by any mandatory or voluntary fuel or energy-saving program. Landlord shall have the right to enter upon the Premises at all reasonable times in order to make such repairs, alterations, and adjustments as shall be necessary in order to comply with the provisions of any voluntary fuel or energy-saving program or any mandatory statute, regulation, or program. Tenant, after payment of the unamortized tenant improvements, shall have the right to terminate this lease after a minimum of ten (10) days of interrupted service upon five (5) additional days' written notice.

         C. Services Paid By Tenant. Tenant shall separately arrange with applicable local public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone services as may be required by
Tenant in the use of the Premises. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority or utility, and the failure of
Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.
Telephone installation shall be accomplished pursuant to all state and local building codes and other requirements. Likewise, Tenant shall be responsible for insuring Tenant's personal property. Tenant shall have the non-exclusive right to use common area as necessary to provide such services to the Premises upon the consent of the Landlord which consent shall not be unreasonably withheld or delayed.

         D. Above-Standard Service Requirements. If heat generating machines or equipment, including telephone equipment, cause the temperature in the Premises, or any part thereof, to exceed the temperatures the Building's air conditioning system would be able to maintain in such Premises were it not for such heat generating equipment, then Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

         Tenant shall not, without the written consent of Landlord, use any apparatus or device which will in any way increase the amount of electricity or water which Landlord determines to be reasonable for use of the Premises as general office space, nor connect with electric current (except through existing electrical outlets in the Premises) or water pipes any apparatus or device for

                                       11

the purposes of using electric current, water, or other energy. If Tenant shall require electric current, water, or any other energy in excess of that which is respectively obtainable from existing electrical outlets or water pipes, and which is, in Landlord's opinion, above normal for use of the Premises as general office space, Tenant shall first procure the consent of Landlord, which Landlord may not unreasonably refuse. If Landlord consents to such excess electric, water, or other energy, requirements, Tenant shall, on demand, pay all costs of meter service and facilities necessary to measure and/or furnish such excess capacity. Tenant shall also pay the entire cost, of such additional electricity, water, or other energy used, without limitation, the operation of heavy-duty accounting equipment and copy equipment, computer equipment, and the operation of ordinary office equipment in such numbers that more electric current is required than is necessary for normal business office use as determined by
Landlord.

         E. Cleaning. Tenant shall not provide any janitorial or cleaning services without Landlord's written consent, and then only subject to supervision of Landlord, at Tenant's sole responsibility, and by a janitorial or cleaning contractor or employees at all times satisfactory to Landlord.

         F. Parking. Tenant, its employees, and its visitors may use the parking area portion of the Building Complex in common with other tenants of space in the Building, their employees, and their visitors, all subject to such reasonable rules and regulations and charges as from time to time may be imposed by Landlord. The tenant shall have six (6) unassigned spaces on the upper parking lot and six (6) assigned parking spaces in the lower parking garage. The assigned parking spaces shall be at a charge of $50.00 per month per space for the first twelve (12) months of the lease. The charge for the assigned spaces shall escalate at $5.00 per month per space on an annual basis for the remaining four years of the lease. Tenant shall have the right to exchange any assigned parking space with thirty (30) days' written notice to the Landlord for unassigned parking spaces at no charge.

         0. Re-Lamping. Landlord shall have the exclusive right and obligation to make any replacement of electric light bulbs, fluorescent tubes and ballasts in the Building Complex throughout the primary Lease Term and any renewal hereof. Landlord may adopt a system of relamping and reballasting periodically on a group basis in accordance with good management practice.

         9. CONDITION OF PREMISES

         Subject to the provisions of Appendix C respecting Landlord's obligation to complete "punch list" items, Tenant, by taking possession of the
Premises, shall be deemed to have agreed that the Premises were, as of the date of taking possession, in good order, repair, and condition and satisfactorily completed in accordance with Landlord's obligations under this Lease. No promise of Landlord to alter, remodel, decorate, clean, or improve the Premises, the
Building, or the Property and no representation or warranty, express or implied, respecting the condition of the Premises, the Building, or the Property has been made by Landlord to Tenant, unless same is contained herein or made a part hereof. This Lease does not grant any rights to light or air over the Premises or the Property. Landlord warrants to Tenant that there are no defects which violate any code or law which would render the building uninhabitable.

                                       12

         10. USE OF LEASED PREMISES

         A. Use. The Leased Premises shall not be used other than for the purpose set forth in Section 1 of this Lease, provided such purpose complies with all applicable laws, ordinances, regulations, or other governmental ordinances from time to time in existence.

         B. Prohibited Use. The Leased Premises shall not be used for the carrying on of any barter, trade, or exchange of goods, or sales through promotional give-away gimmicks, or business involving the sale of second-hand goods, insurance salvage stock, or fire sale stock, and shall not be used for auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the first-class character of the Building. Tenant shall be allowed from time to time to ship and receive computers and computer equipment by use of the elevator so long as
Tenant uses reasonable care to protect the elevator and doors from such activity.

         C. Hazardous Use. Tenant agrees that it will not keep, use, sell, or offer for sale in or upon the Leased Premises any article which may be prohibited by any insurance policy from time to time covering the Building. In the event Tenant's occupancy or conduct of business in or on the Leased
Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as
Rent within fifteen (15) days after bills for such additional premiums shall be rendered by Landlord. In determining whether increased premiums are a result of
Tenant's use or occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Leased Premises. To the Landlord's actual knowledge, there are no violations of any environmental laws or regulations relating to the Premises.

         D. No Waste. Tenant shall not commit, suffer, or permit any waste, damage, disfiguration, or injury to the Leased Premises or the Building Complex common areas or the fixtures and equipment located therein or thereon, or permit or suffer any overloading of the floors thereof, and shall not place any safes, heavy business machinery or other heavy things in the Premises without first obtaining the written consent of Landlord and, if required by Landlord, of
Landlord's architect, and shall not use or permit to be used any part of the
Leased Premises for any dangerous, noxious, or offensive trade or business, and shall not cause or permit any nuisance, noise, or action in, at, or on the
Leased Premises.

         E. Protection Against Insurance Cancellation. If any insurance policy on the Building or any part thereof shall be canceled or if cancellation shall be threatened, or if the coverage thereunder shall be reduced or be threatened to be reduced, in any way by reason of the use or occupation of the Leased
Premises or any part thereof by Tenant, any assignee or subtenant of Tenant, or by anyone permitted by Tenant to be upon the Leased Premises, and if Tenant fails to remedy the condition giving rise to the cancellation, threatened cancellation, reduction or notice thereof, Landlord may, at its option,

                                       13

enter upon the Leased Premises and attempt to remedy such condition and Tenant shall forth with pay the cost thereof to Landlord as additional Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Leased Premises as a result of such entry unless caused by the gross negligence of Landlord. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Section 10, if Tenant fails to remedy as aforesaid,
Tenant shall be in default of its obligation hereunder, and Landlord shall have no obligation to attempt to remedy.

         11. COMPLIANCE WITH THE LAW

         Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire underwriters or other similar body now or hereafter, constituted, relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

         12. ALTERATION OR REPAIRS

         A. Tenant to Maintain. Tenant shall, at its sole expense, keep the
Premises in good repair and tenantable condition during the Term of this Lease.
Landlord agrees that it will use its reasonable best efforts to maintain the common areas of the Building in a condition similar to the condition of other like building space in the area the cost of which shall be paid as described in paragraph 5(B) above. Tenant shall not, without the prior written consent of
Landlord, which shall not be unreasonably withheld, make any alterations, improvements, or additions to the Premises, including, but not limited to, partitions, wall coverings, floor coverings, and special lighting installations.
In the event Tenant desires to make any alterations, improvements, or additions,
Tenant shall first submit to Landlord written approval, thereof prior to commencing any such work. All alterations, improvements, or additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the
Premises shall become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, without compensation to Tenant (excepting only, Tenant's movable office furniture, trade fixtures, and professional equipment); provided, however, that Landlord shall have the right to require Tenant to remove such alterations, improvements, or additions at Tenant's cost upon the termination of this Lease, and the repair of any damage caused to the Premises or the building as a result of any such removal shall be paid for by Tenant. The work necessary to make any repairs requirement pursuant to this section 12 or to make any alterations, improvements, or additions to the Premises to which Landlord may consent pursuant thereto, shall be done by employees or contractors employed by
Landlord, or with Landlord's consent in writing given prior to the letting of a contract by contractors employed by Tenant, but in each case, only under written contract approved in writing by Landlord, and subject to all conditions Landlord

                                       14

may impose. Tenant shall promptly pay to Landlord or to Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof, and upon completion, deliver to Landlord, if payment is made directly to Tenant's contractors, evidence of payment and waivers of all liens for labor, services, or materials, and furthermore, Tenant shall defend and hold Landlord harmless from all costs, damages, liens for labor, services, or materials relating to such work, and shall defend and hold Landlord harmless from all costs, damages, liens, and expenses related thereto. In the event that
Landlord incurs any expenses in the removal of trash cleaning of elevators, public corridors, and loading areas as a result of Tenant's contractors' work, then Tenant agrees it shall reimburse Landlord within fifteen (15) days of billing.

         B. Protection Against Liens. At least fifteen (15) days prior to the commencement of any work on the Leased Premises, Tenant shall notify the
Landlord of the names and addresses of the persons supplying labor and materials for the proposed work so that Landlord may avail itself of the provisions of statutes such as Section 38-22-105(2) of the Colorado Revised Statutes. During
the progress of any such work on the Leased Premises, Landlord or its representatives shall have the right to go upon and inspect the Leased Premises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by Section 3822-105(2) C.R.S., or to take any further action which Landlord may deem to be proper for the protection of Landlord's interest in the Leased Premises.

         C. Condition of Surrender. Tenant shall, at the termination of this
Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit, loss by ordinary wear and tear, fire, and other insured against casualty excepted, and in the state of broom cleanliness.

         D. Damage By Tenant. If the Building, elevators, boilers, engines, pipes, and other apparatus, or members or elements of the Building (or any of them) used for the purpose of climate control of the Building or operations of elevators, or if the water pipes, drainage pipes, electric lighting, or other equipment of the Building, the roof or outside walls of the Building, or parking facilities of Landlord become damaged or are destroyed through the negligence, carelessness, or misuse of Tenant, its servants, agents, employees, or through
Tenant or such parties, then the cost of necessary repairs, replacements, or alterations shall be borne by the Tenant, who shall, on demand, forthwith pay the same to Landlord as Rent. Any amounts due by Tenant pursuant to this paragraph shall be reduced by the amount of insurance proceeds, if any, received by Landlord for the repair of said damage. Tenant agrees all alterations to the
Premises shall be completed under the direct supervision of Landlord except for minor repairs and cosmetic alterations the cumulative cost of which is less than
$1,000.00.

         13. ABANDONMENT - Tenant shall give Landlord fifteen (15) days written notice of its intent to abandon the Premises.

         14. ASSIGNMENT AND SUBLETTING.

         A. Limitation on Assignment or Subletting. Tenant shall not assign this
Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereof or shall not suffer any other person to occupy or use the Premises or any portion thereof without the written consent of Landlord first had and obtained, which consent

                                       15

may not be unreasonably withheld except as hereinafter expressly otherwise provided. Landlord agrees not to withhold consent to any proposed assignment of
Tenant's entire interest in this Lease or to a subletting of the entire Premises for all of the then remaining term of this Lease less one (1) day, provided
Tenant requests the same in writing, and provided: (i) at time thereof, Tenant is not in default under this Lease; Landlord, in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the
Premises, and financial responsibility of and by the proposed assignee or sublessor as the case may be, are satisfactory to Landlord; (iii) any assignee shall expressly assume all the obligations of this Lease on Tenant's part to be performed; (iv) such consent, if given, shall not release Tenant of any of its obligations (including, without limitations, its obligation to pay Rent) under this Lease; and (v) Tenant and/or Tenant's assignee in the case of an assignment specifically agree to pay over to Landlord, as Rent, all net profits provided to be paid under the terms and conditions of such sublease or assignment which would be in excess of the amounts otherwise required to be paid by Tenant pursuant to this Lease. Any assignment, subletting or occupancy without
Landlord's prior written consent shall be void and shall, at the option of
Landlord, constitute a default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law without the written consent of Landlord, which consent may be arbitrarily withheld.

         B. Acceptance of Performance No Waiver. If this Lease be assigned, or if the Premises or any part thereof be sublet occupied by anybody other than
Tenant, Landlord may, after default by Tenant, collect the Rent from the assignee, subtenant, or occupant and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed an acceptance of the assigned, subtenant or occupant as the
Tenant hereof or constitute release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained. A sale by Tenant of all or substantially all of its assets or all or substantially all its stock, if Tenant is a publicly traded corporation, a merger of Tenant with another corporation, or the transfer of fifty percent (50%) or more of the beneficial ownership interests in a partnership tenant, without the prior written consent of
Landlord, shall constitute a prohibited assignment hereunder. Consent by
Landlord to any one assignment subletting shall not in any way be construed as relieving Tenant from obtaining the Landlord's express written consent to another assignment or subletting. Notwithstanding the consent of Landlord to an assignment or subletting, Tenant shall not be relieved from its primary obligations hereunder to Landlord, including but not limited to the Tenant's pro rata share of increases in Taxes and Operating Expenses and the Additional Rent.
Landlord's consent to a requested subletting or assignment shall not waive
Landlord right to refuse to consent to any other such request.

         B. Landlord to Approve Documents. All documents utilized by Tenant to evidence any subletting or assignment to which Landlord has consented shall be subject to prior approval by Landlord or its attorney which consent shall not be unreasonably withheld. Tenant shall pay on demand all Landlord's costs and expenses, including reasonable attorneys' fees, incurred in determining whether or not to consent to any requested subletting or assignment and in reviewing and approving such documentation.

                                       16

         15. SIGNS AND ADVERTISING

         Tenant shall not install, paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering, or direction in the interior of the Leased Premises which is visible from the outside of the Building. Landlord will describe a uniform pattern of identification signs for Tenant, to be placed on the outside of the doors leading into the Leased Premises, and other than such identification signs, Tenant shall not install, paint, display, inscribe, place, affix, or otherwise attach, any sign, picture, advertisement, notice, lettering, or direction on the outside of the Leased Premises or Building for exterior view without the prior written consent of Landlord.

         16. DAMAGE TO PROPERTY, INJURY TO PERSONS

         A. Tenant's Waiver of Claims. Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, to the extent permitted by law, hereby waives all claims (except claims caused by or resulting from the gross negligence of Landlord, its agents, servants, or employees which
Tenant, Tenant's successor, or permitted assigns may have against Landlord, its agents, servants, or employees) for loss, theft, or damage to property and for injuries to persons, including death, in, upon, or about the Premises, the
Building, or the Building Complex, from any cause whatsoever. Tenant will protect, defend, indemnify, and hold Landlord, its agents, servants, and employees exempt and harmless from and on account of any damage or injury to persons, including death, or to the goods, wares, and merchandise of any person, including the loss of the use thereof occasioned by Tenant's use or occupancy of or otherwise arising in any manner from, on, or out of the Premises, other than that caused by or resulting from the gross negligence of Landlord. Landlord will protect, defend, indemnify, and hold Tenant, its agents, servants, and employees exempt and harmless from and on account of any damage or injury to persons, including death, or to the goods, wares, and merchandise of any person, including the loss of the use thereof, occasioned by Landlords use or occupancy of or otherwise arising in any manner from, on, or out of the Common Area, other than that caused by or resulting from the gross negligence of Tenant or Tenant's agents, servants and employees.

         B. Negligence of Third Parties. Neither Landlord nor its agents, servants, or employees shall be liable to Tenant for any damage by or from any act or negligence of any tenant or other occupant of the Building or by any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Building or the Premises, as well as all damage to tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises, its apparatus or appurtenances, or caused by any licensee, contractor, agent, or employee of Tenant. Notwithstanding the foregoing provisions, neither Landlord nor Tenant shall be liable to one another for any loss, damage, or injuries caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage, or injury from an insurer and the insurance company is bound by this waiver of liability. Notwithstanding the above,
Landlord shall use its reasonable best efforts to equitably enforce the rules and regulations of the Building.

         C. Tenant's Property. Particularly, but not in limitation of the foregoing paragraph, all property belonging to Tenant, or any occupant of the
Premises, that is in the Building or the Premises, shall be there at the risk of
Tenant or other person only, and Landlord or its agents or employees (except in

                                       17

the case of gross negligence of Landlord or its agents or employees) shall not be liable for: (i) damage to or theft of or misappropriation of such property;
(ii) any damage to property entrusted to Landlord, its agents, or employees, if any; (iii) loss of or damage to any property by theft or otherwise, by any means whatsoever; (iv) any injury or damage to persons or property resulting from fire, explosion, falling plaster, or ceiling tiles, steam, gas, electricity, snow, water, or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof street, subsurface, or from any other place, or resulting room dampness or any other cause whatsoever; (v) interference with the light, air, or other incorporeal hereditament; or (vi) any latent defect in the Premises or in the Building or the Building Complex. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of observed defects therein or in the fixtures or equipment.

         D. Tenant to Perform. In the event that any action or proceeding shall be brought against Landlord by reason of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, its agents, or employees, then Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to
Landlord.

         17. TENANT'S INSURANCE

         Tenant shall, during the entire Term of this Lease, at its sole cost and expense, obtain, maintain, and keep in full force and effect the following types of insurance:

         (a) Fire and extended coverage insurance, including endorsements for vandalism, malicious mischief, theft, sprinkler leakage, covering all of
Tenant's property, including, but not limited to, furniture, fittings, installations, alterations, additions, partitions, fixtures, and anything in the nature of an added leasehold improvement in an amount equal to the full replacement cost of such property without deduction for depreciation. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord shall be conclusive;

         (b) Public liability insurance, including bodily injury and property damage, personal injury, contractual liability with respect to all claims, demands, or actions by any person, firm, corporation, in any way arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises or Tenant's use of the Premises. Such policies shall be written on a comprehensive basis, with limits not less than $1,000,000, and such higher limits as Landlord or the mortgagees of Landlord may require from time to time.

         All policies shall be taken out with insurers acceptable to Landlord and in a form satisfactory from time to time to Landlord which consent shall not be unreasonably withheld. Tenant agrees that certificates of insurance or, if required by Landlord or the mortgagees of Landlord, certified copies of each such insurance policy will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than fifteen (15)
days after Tenant takes possession of all or any part of the Leased Premises.
All policies shall require that at least fifteen (15) days' prior written notice be delivered to Landlord by the insurer prior to termination, cancellation, or material change in such insurance.

                                       18

         Tenant agrees that in the event of damage or destruction to the leasehold improvements in the Leased Premises covered by insurance required to be taken out by Tenant pursuant to this Section, Tenant shall use the proceeds of such insurance for the purpose of repairing or restoring such leasehold improvements. In the event of damage or destruction of the Building entitling the Landlord to terminate this Lease pursuant to Section 18 hereof, then, if the
Leased Premises have also been damaged, Tenant will pay to Landlord all of its insurance proceeds relating to the leasehold improvements in the Leased
Premises, and if the Leased Premises have not been damaged, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, the leasehold improvements and the Leased Premises.

         18. DAMAGE OR DESTRUCTION

         A. Right to Terminate. In the event the Premises or the Building are damaged by fire or other insured casualty, and the insurance proceeds have been made available therefore by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefore, provided such repairs can, in Landlord's sole opinion be completed within one hundred twenty (120) days after the occurrence of such damage, without the payment of overtime or other premiums. Until such repairs are completed, the
Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business provided, however, if the damage is due to the fault or neglect of Tenant or its employees, agents, or invitees, there shall be no abatement of Rent. If repairs cannot, in Landlord's sole opinion, be made within said one hundred twenty (120) day period, Landlord shall notify
Tenant within twenty-five (25) days of the date of occurrence of such damage as to whether or not Landlord shall have elected to make such repairs. If Landlord elects not to make such repairs which cannot be completed within one hundred twenty (120) days, then either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damage. Except as provided in this Section 18, there shall be no abatement of Rent and no liability of
Landlord by reason of temporary limitation or access or any injury, inconvenience, interference to or with Tenant's business or property arising from the making of any necessary repairs, or any alterations or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances, and equipment therein necessitated by such damage. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease, and that Landlord shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvements installed in the Premises by or for Tenant at Tenant's cost.

         B. Landlord's Insurance. Landlord covenants and agrees that, throughout the Term hereof, it will insure the Building (excluding foundations, excavations and other non-insurable items) and the machinery, boilers, and equipment contained therein owned by Landlord (excluding any property with respect to which Tenant is obliged to insure pursuant to the provisions of Section 17 hereof) against damage by fire and extended perils coverage with coverage written on a comprehensive basis with limits not less than $1,000,000 and such higher limits as Landlord may determine from time to time. Landlord will also, through the Term, carry public liability and property damage insurance with respect to the operation of the Building with coverage written on a comprehensive basis with limits not less than $1,000,000 and such higher limits as Landlord may determine from time to time. Landlord may, but shall not

                                       19

be obligated to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine to be advisable.
Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, and that such insurance will be for the sole benefit of Landlord, with no coverage for Tenant for any risk insured against.

         19. ENTRY BY LANDLORD

         Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of examining or inspecting the same, to supply janitorial services and any other services to be provided by Landlord to
Tenant hereunder, to show same to prospective purchasers or tenants of the
Building, and to make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the Premises or the Building as Landlord may deem necessary or desirable. Landlord may enter by means of a master key, without liability to Tenant except for any failure to exercise due care for
Tenant's property and without affecting this Lease. Landlord shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises.

         20. DEFAULT BY TENANT

         A. Events of Default. Each one of the following events is herein referred to as an "event of default:"

         (1) Tenant shall fail to make due and punctual payment of Rent or any other amounts payable hereunder, and such failure shall continue for five (5)
days after receipt of written notice from Landlord; provided, however, Tenant shall not be entitled to more than two (2) notices of a delinquency in payment during any calendar year and if thereafter during such calendar year any Rent or other amounts owing hereunder are not paid when due, a default shall be considered to have occurred even though no notice thereof is given;

         (2) [intentionally deleted];

         (3) This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or dissolve upon any other person or party except in the manner set forth in Section 14;

         (4) This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof;

         (5) The filing of any petition or the commencement of any case or proceeding by the Tenant under any provision or chapter of the Federal
Bankruptcy Act, the Federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; or the adjudication that the Tenant is insolvent or bankrupt, or the entry of an order for relief under the Federal Bankruptcy Code with respect to Tenant;

         (6) The filing of any petition or the commencement of any case or proceeding described in Subsection 5 above against the Tenant, unless such petition and all proceedings initiated thereby are dismissed within sixty (60)

                                       20

days from the date of such filing; the filing of an answer by Tenant admitting the allegations of any such petition; or the appointment of or taking possession by a custodian, trustee or receiver for all or any assets of the Tenant, unless such appointment is vacated or dismissed within sixty (60) days from the date of such appointment or taking of such possession;

         (7) The insolvency of the Tenant or the execution by the Tenant of an assignment for the benefit of creditors; or the convening by Tenant of a meeting of its creditors, or any class thereof, for the purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of the
Tenant to generally pay its debts as they mature;

         (8) The admission in writing by the Tenant or any partner of Tenant if
Tenant is a partnership of the inability to pay debts as they mature;

         (9) Tenant shall fail to take possession of the Premises fifteen (15)
days following the earlier of the date the Premises are Ready for Occupancy or the Commencement Date; or

         (10) Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such non-performance shall continue for a period of fifteen (15) days after written notice thereof by Landlord to Tenant, or if such performance cannot be reasonably had within such fifteen (15) days period, Tenant shall not in good faith have commenced such performance within such fifteen (15) day period and shall not thereafter diligently proceed to completion.

         B. Remedies of Landlord. If any one or more events of default shall happen, the Landlord shall have the right at Landlord's election, in accordance with Colorado law, then or at any time thereafter either:

         (l)(a) Without demand or notice, to reenter and take possession of the
Premises or any part thereof and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or breach of covenants or prior conditions. Should Landlord elect to reenter as provided in this Subsection (1), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof, either alone or in conjunction with other portions of the Building of which the Premises are a part, in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this
Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the rent therefore. Landlord shall use reasonable efforts to relet the Premises after all other space available for leasing in the Building has been let, but,
Landlord shall not have any duty to lease the Premises below the then current market rental rates being obtained for competing office buildings in downtown
Denver, Colorado and shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by
Landlord shall be construed as an election on Landlord's part to terminate this
Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and unlawful

                                       21

detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

         (b) If Landlord elects to take possession of the Premises as provided in this Subsection (1) without terminating the Lease, Tenant shall pay to
Landlord (i) the Rent and other sums as herein provided, which would be payable thereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration, remodeling and repair costs and expenses of preparation for such reletting. It in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds received from such reletting. In addition, in determining the net proceeds from such reletting, any rent concessions will be apportioned over the term of the new lease. Tenant shall pay such amounts to Landlord monthly on the days on which the Rent and all other amounts owing hereunder would have been payable if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day; or

         (2) To give Tenant written notice of intention to terminate this Lease on the date of such given notice, or on any later date specified therein, and on the date specified in such notice, Tenant's right to possession of the Premises shall cease and the Lease shall hereupon be terminated, except as to Tenant's liability hereunder as hereinafter provided, as if the expiration of the term fixed in such notice were the end of the term herein originally demised. In the event this Lease is terminated pursuant to the provisions of this Subsection
(2), Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expense in connection with such reletting, including, but without limitation, the expenses enumerated in
Subsection (1)(b) above. Landlord shall be entitled to collect such damages from
Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day, Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty, an amount equal to the worth at the time of termination of the excess, if any, of the amount of Rent reserved in this Lease for the balance of the Term hereof over the then reasonable rental value of the Premises for the same period plus all amounts incurred by Landlord in order to obtain possession of the Premises and relet the same, including attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts. It is agreed that the "reasonable rental value" shall be the amount of rental which Landlord is able to obtain as rent for the remaining balance of the term.

         (3) In addition to Landlord's rights set forth in Subsections (1) and
(2) above, if Tenant fails to pay its Rent and all other amounts owing

                                       22

hereunder within the time period set forth in Section 20 A(l) above more than two (2) times during any calendar year during the Primary Lease Term, or any extension thereof, then upon the occurrence of the third or any subsequent default in the payment of monies during said calendar year, Landlord at its sole option, shall have the right to require that Tenant, as a condition precedent to curing such default, pay to Landlord, in cash or its equivalent, in advance, the
Base Rent and Landlord's estimate of all other amounts which will become due and owing hereunder by Tenant for a period of six (6) months. All such amounts shall be paid by Tenant within thirty (30) days after notice from Landlord demanding the same. All monies so paid shall be retained by Landlord, without interest, for the balance of the Primary Lease Term and any extension thereof, and shall be applied by Landlord to the last due amounts owing hereunder by Tenant. If, however, Landlord's estimate of the Rent and other amounts for which Tenant is responsible hereunder are inaccurate, when such error is discovered Landlord shall pay to Tenant, or Tenant shall pay to Landlord, within thirty (30) days after written notice thereof the excess or deficiency, as the case may be, which is required to reconcile the amount on deposit with Landlord with the actual amounts for which tenant is responsible.

         C. Cumulative Remedies. Suit or suits for the recovery of the Rent and other amounts and damages set forth herein above may be brought by Landlord, from time to time, & Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the Term hereof would have expired by limitation had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this
Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise including but not limited to suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and nonexclusive. All costs incurred by Landlord in connection with collecting any Rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorneys' fees from the date such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be recoverable by Landlord from Tenant.

         D. No Waiver. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

                                       23

         E. Bankruptcy. Nothing contained in this Section 20 shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages Rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything contained in this Section to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an event of default only when such proceeding, action or remedy shall be taken or brought by or against the then holder of the ]leasehold estate under this Lease.

         F. Interest on Landlords Advances. Any amounts paid by Landlord to cure any defaults of Tenant hereunder, which Landlord shall have the right, but not the obligation, to do, shall, if not repaid by Tenant within five (5) days of demand by Landlord, thereafter bear interest at the rate of five percent (5%)
over the then Prime Rate but not less than twenty-four percent (24%) per annum, until paid.

         21. TAXES

         During the Term hereof, Tenant shall pay, prior to delinquency, all business and other taxes, charges, notes, duties and assessments levied, and rates or fees imposed, charged, or assessed against or in respect of Tenant's occupancy of the Leased Premises or in respect of the personal property trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises, and shall hold Landlord harmless from and against all payment of such taxes, charges, notes, duties, assessments, rates, and fees, and against all loss, costs, charges, and expenses occasioned by or arising from any and all such taxes, charges, notes, duties, assessments, rates, and fees, and any and all such taxes. Tenant shall cause said fixtures, furnishing, equipment and other personal property to be assessed and billed separately from the real and personal property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment, and other personal property shall be assessed and taxed with Landlord's real property, Tenant shall pay to Landlord Tenant's share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to
Tenant's property.

         23. EMINENT DOMAIN

         If the Building, or a substantial part thereof, or a substantial part of the Premises, shall be lawfully taken or condemned (or conveyed under threat of such taking or condemnation) for any public or quasi-public use or purpose, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award.
Tenant hereby assigns to Landlord Tenant's interest, if any, in such award.
Current Rent shall be apportioned as of the date of such termination. If any part of the Building, other than the Premises or not constituting a substantial part of the Premises, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the
Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the
Building, Landlord shall have the right to cancel this

                                       24

Lease upon not less than ninety (90) days' notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in any condemnation award, or in any judgment for damages, or in any proceeds of any sale made under any threat of condemnation or taking. In the event this Lease is not canceled, the Lease shall continue in full force and effect, without abatement or reduction of rental due hereunder.
Notwithstanding the above, Tenant shall have the right to make a separate claim for any moving or relocation expenses associated with any eminent domain proceedings relating to the Premises.

         24. SUBORDINATION TO MORTGAGES, DEEDS OF TRUST, AND GROUND LEASE

         A. Lease Subordinate to Mortgages. This Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate to the lien of any mortgages or deeds of trust now or hereafter existing against the Building, the Property or both, and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made, or hereafter to be made, upon the security thereof. Although such subordination shall be self operating, Tenant, or its successors in interest shall, upon Landlord's request, execute and deliver upon the demand of Landlord any and all instruments desired by Landlord, subordinating, in the manner reasonably requested by Landlord, this
Lease to any such mortgage or deed of trust. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute all such subordination instruments in the event Tenant fails to execute said instruments within five (5) days after notice from Landlord demanding the execution thereof. Said notice may be given in the manner hereinafter provided for giving notice.

         Should any mortgage or deed of trust affecting the Building, the
Property, or both be foreclosed, then: (i) the liability of the mortgagee, beneficiary or purchaser at such foreclosure sale shall exist only so long as such mortgagee beneficiary, or purchaser is the owner of the Building and/or
Property and such liability shall not continue or survive after further transfer of ownership; and (ii) Tenant shall be deemed to have attorned, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, and this Lease shall continue in force and effect as a direct lease between and binding upon
Tenant and such purchaser at any foreclosure sale. As used in this Section 24,
"mortgagee" and "beneficiary" shall include successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assigns and mortgagees and beneficiaries of such purchaser, whether immediate or remote.
Notwithstanding the above, if Tenant is not in default under the terms and conditions of this Lease, the mortgagee or any person taking the Building hereunder shall not disturb the tenancy of Tenant.

         B. Ground Lease. By reason of that certain underlying lease of October
1,1992, by and between Lee G. Tipton and Margaret B. Tipton and the A.H. Root
Building Limited Liability Company, a Colorado limited liability company, notice of such underlying leases provided hereby and in the public records for the City and County of Denver, Colorado (such underlying leases hereinafter referred to as the "Ground Lease"), this Lease is a sublease agreement and this Lease, and therefore the rights of Tenant hereunder, shall be and are hereby made subject and subordinate to the Ground Lease and all replacements and extensions thereof.
Although the provisions of this Subsection B shall be self operating, Tenant, or its successors in interest, shall upon Landlord's request, execute and deliver any and all instruments reasonably desired by Prime

                                       25

Landlord, acknowledging, in the manner reasonably requested by Prime Landlord, this Lease as a sublease. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute such instruments required by Prime Landlord in the event Tenant fails to execute said instruments within five (5) days after thereof. Said notice from Landlord demanding the execution notice may be given in the manner hereinafter provided for giving notice. As of the date of this Lease, Landlord represents and warrants that
Landlord is not in default of any of the terms and conditions of the Ground
Lease and that the terms and conditions of this Lease will not violate any terms or conditions of the Ground Lease.

         Should the Ground Lease be terminated for reasons other that condemnation, fire or other damage, and this sublease is then in existence without default on the part of Tenant, then Tenant agrees to attorn to the Prime
Landlord as Landlord herein and if Prime Landlord accepts such attornment by
Tenant then this Lease, from and after such attornment and acceptance, shall continue in force and effect as a direct lease between and binding upon Tenant and such Prime Landlord, except that Prime Landlord shall not be (i) liable for any act or omission of Landlord; (ii) subject to any offsets or defenses which
Tenant might have against Landlord, or (iii) bound by any rent or additional rent which Tenant may have paid to Landlord more than one (1) month in advance.

         Should Landlord, during the term of this Lease, acquire the Prime
Landlord's fee interest in the Property demised by the Ground Lease, being the land described in Appendix B hereto, then notwithstanding the fact that Landlord holds both a fee and leasehold estate, this Lease shall continue in full force as a direct lease between Landlord and Tenant and Tenant, at the time of
Landlord's acquisition of the Prime Landlord's interest and estate, shall be deemed to have attorned to Landlord and Landlord shall be deemed to have accepted such attornment by Tenant, under each of the terms, covenants and conditions set forth in this Lease.

         Landlord, at the request of Tenant, agrees to request the Prime
Landlord to enter into a Non-Disturbance Agreement with Tenant, in a form acceptable to Prime Landlord, providing that Tenant's right to the continued use and possession of the Leased Premises shall be under the same terms and conditions as set forth in this Lease notwithstanding termination of the Ground
Lease for default on the part of Landlord provided that at such time Tenant is not in default of its obligations herein and that Tenant attorn to Prime
Landlord and thereafter keep and perform the terms and conditions of this Lease.

         C. Tenant's Notice. In the event of any act or omission by Landlord under this Lease which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until:

         (a) it has given written notice (by United States certified or registered mail, postage prepaid) of such act or omission to the holder of any mortgage or deed of trust on the Property and to the Prime Landlord of the
Ground Lease of the Property (whose names and addresses Landlord agrees will be furnished to Tenant on request); and

         (b) any such holder of any mortgage or deed of trust on the Property, or Prime Landlord of the Property, shall, following the giving of such notice, have failed with reasonable diligence to commence and to pursue reasonable action to remedy such act or omission.

                                       26

         25. WAIVER

         The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenants or condition, or any subsequent breach of the same or any other term, covenant, or condition herein contained. The acceptance of Rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant, or condition of this Lease, it being understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.

         26. INABILITY TO PERFORM

         This Lease and the obligation of Tenant to pay Rent hereunder and to perform all of the other covenants and agreements hereunder on the part of
Tenant to be performed shall not be affected, impaired, or excused, nor shall
Landlord at any time be deemed to be in default hereunder because Landlord: (i)
is unable to fulfill any of its obligations under this Lease; or (ii) is unable to supply or is delayed in supplying any service expressly or by implication to be supplied; or (iii) is unable to make or is delayed in supplying any equipment or fixtures, if Landlord is prevented or delayed from so doing any of the foregoing by reason of accident, breakage, repairs, strike or labor troubles, or any outside cause whatsoever beyond the reasonable control of Landlord, including, but not limited to, riots and civil disturbances, energy shortages, or governmental preemption in connection with a national emergency, or by reason of any rule, order, or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

         27. SUBROGATION

         The parties hereto agree that any and all fire, extended coverage, and/or property damage insurance which is required to be carried by either shall be endorsed with a subrogation clause, substantially as follows: "This insurance shall not be invalidated should the insured waive, in writing, prior to a loss, any and all right of recovery against any party for loss occurring to the property described herein"; and each party hereto waives all claims for recovery from the other party, its' officers, agents or employees for any loss or damage
(whether or not such loss or damage is caused by negligence of the other party, and, not withstanding any provisions contained in this Lease to the contrary) to any of its real or personal property insured under valid and collectible insurance policies to the extent of the collectible recovery under such insurance.

         28. PLATS AND RIDERS

         Appendices, clauses, plats, and riders, if any, referred to herein and signed or initialed by Landlord and Tenant and affixed to this Lease are hereby incorporated herein and made a part hereof.

         29. SALE BY LANDLORD

         In the event of a sale or conveyance or transfer by Landlord or its interest in the Property and/or in the Building containing the Premises, and/or in this Lease, the same shall operate to release Landlord (subject to the

                                       27

second paragraph of Section 34 hereof) from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of
Tenant, and in such event, Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease for matters which occur after the date of the sale. This Lease shall not be affected by any such sale, conveyance, or transfer, and Tenant agrees to attorn to such purchaser or transferee.

         30. RIGHT OF LANDLORD TO PERFORM

         All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for fifteen (15) days after written notice thereof by Landlord,
Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this
Lease provided. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate of five (5%) percent over the Prime
Rate in effect from the date of such payment by Landlord, or twenty-four (24%)
percent, whichever is greater, shall be payable to Landlord on demand, and
Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant, as in the case of default by Tenant in the payment of Rent.

         31. ATTORNEY'S FEES

         In the event of any litigation or arbitration between Tenant and
Landlord to enforce any provision of this Lease or any right of either party hereto, the unsuccessful party to such litigation or arbitration shall pay to the successful party all costs and expenses, including reasonable attorneys'
fees, incurred therein. Moreover, if Landlord, without fault, is made a party to any litigation instituted by or against Tenant, Tenant shall indemnify Landlord against, and protect, defend, and save it harmless from, all costs and expenses, including attorneys' fees, incurred by Landlord in connection therewith.

         32. ESTOPPEL CERTIFICATE

         Tenant shall, at any time and from time to time, upon not less than ten
(10) days' prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the Rent and other charges are paid, and acknowledging that Tenant is paying Rent on a current basis with no offsets or claims, and there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or specifying such offsets, claim, or defaults, if any are claimed). It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building Complex or by any other person to whom it is delivered.
Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in

                                       28

Landlord's performance, and that not more than two (2) months' rental has been paid in advance.

         33. NOTICE

         Any notice from Landlord to Tenant or from Tenant to Landlord shall be in writing and may be served personally or by mail. If served by mail, it shall be mailed by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the place from time to time established for the payment of Rent. Notices served in person shall be served in the same manner as required for personal service under the Colorado Rules of
Civil Procedure.

         34. SECURITY DEPOSIT

         Tenant has deposited with Landlord the sum of Eight Thousand Four
Hundred Eighty One and 67/l00ths ($8,481.67) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant.
If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply, or retain all or any part of this security deposit for the payment of any Rent and any other sum in default, for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of such deposit is to be used or applied, Tenant shall within fifteen (15) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within fifteen (15)
days after the expiration of this Lease Term and after Tenant's vacation of the
Premises.

         Tenant acknowledges that Landlord has the right to transfer its interest in the Building Complex, the Property, the Building and this Lease, and
Tenant agrees that in the event of any such transfer, Landlord shall have the right to transfer such security deposit to the transferee. Upon Landlord's delivery to Tenant of such transferee's written acknowledgment of its receipt of such security deposit, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such deposit, and Tenant agrees to look solely to such transferee for the return of the security deposit.

         Tenant shall place with the Landlord an additional security deposit of
Fifteen Thousand and no/100ths ($15,000.00), which shall be held by the Landlord in a separate, interest bearing account as security against any default under the lease. All interest and principal, minus any bank charges incurred, shall be returned to the Tenant upon the faithful, full performance of this lease.

         35. RIGHTS RESERVED

         Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person, or

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business, and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession, or giving rise to any claim for set off or abatement of rent:

         (a) To change the Building's name or street address; however, Landlord shall pay any actual costs incurred by Tenant in so doing;

         (b) To install, affix, and maintain any and all signs on the exterior and interior of the Building;

         (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building;

         (d) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks or bolts shall be altered, changed, or added without the prior written consent of Landlord;

         (e) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of said work to temporarily close doors, entryways, public spaces, and corridors in the Building, and to interrupt or temporarily suspend Building services and facilities, Landlord to use reasonable efforts to minimize any interruption or interference with Tenant's use or occupancy of the Premises when performing such work;

         (f) To have and retain a paramount title to the Premises, free and clear of any act of Tenant;

         (g) To grant to anyone the exclusive right to conduct any business or to render any services in the Building; and

         (h) To approve the weight, size, and location of safes and other heavy equipment and articles in and about the Premises and the Building, and to require all such items and furniture to be moved into and out of the Building and the Premises only at such times and in such manner as Landlord shall direct in writing. Movement of Tenant's property into or out of the Building, and within the Building, is entirely at the risk and responsibility of Tenant, and
Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building.

         37. REAL ESTATE BROKER

         Tenant represents that, except for Buell and Company Inc., ("as
Tenant's broker") and Frederick Ross Company and Michael D. Plante,("as
Landlord's broker"), Tenant has not dealt directly with any broker in connection with this Lease, and that insofar as Tenant knows, no broker negotiated or participated in the negotiations of this Lease, or submitted or showed the
Premises, or is entitled to any commission in connection therewith. All commissions due to the Broker shall be paid directly to the Broker by Tenant.
Tenant agrees to indemnify Landlord for any costs or expenses, including reasonable attorneys' fees, incurred by Landlord for any claims by the Broker or any other broker or agent for commissions or fees relating to this Lease.
Landlord agrees to indemnify Tenant for any claims by any Broker claiming

                                       30

through Landlord for commissions or fees relating to this Lease. Michael D.
Plante hereby discloses that he is a Colorado Licensed Real Estate Broker.

         38. MISCELLANEOUS PROVISIONS

         (a) The term "office" or "offices," whenever used in this Lease, shall not be construed to mean or to permit the Premises to be used as a store or stores, for the sale or display, at any time, of goods, wares, or merchandise of any kind, or as a restaurant, shop, booth, stand, barbershop, or for other similar purposes, or for manufacturing. The words "re-enter" or reentry," as used in this Lease, are not restricted to their technical legal meaning. The term "Landlord" as used in this Lease, means only the landlord from time to time, and upon conveying or transferring its interest, Landlord shall be relieved from any further obligation or liability pursuant to Section 29.

         (b) Time is of the essence of this Lease and of each and all of its provisions.

         (c) Submission of this instrument for examination or signature by
Tenant does not constitute a reservation of or an option for lease, and it is not effected as a lease or otherwise until execution by both Landlord and
Tenant.

         (d) The validity or unenforceability of any provision hereof shall not affect or impair any other provisions.

         (e) This Lease shall be governed by and construed pursuant to the laws of the State of Colorado.

         (f) Should any mortgagee or beneficiary under a deed of trust require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or will in any other way substantially change the rights and obligations of Tenant in Tenant's opinion hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

         (g) All rights and remedies of Landlord under this Lease, or those which may be provided by law, may be exercised by Landlord in its own name individually, or in its name by its agent, and all legal proceedings for the enforcement of any such rights or remedies, including distress for rent, unlawful detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and be executed by Landlord in its own name individually or in its name by its agent. Landlord and Tenant each represent to the other that each has full power and authority to execute this
Lease and to make and perform the agreements herein contained, and Tenant expressly stipulates that any rights or remedies available in Landlord, either by the provisions of this Lease or otherwise, may be enforced by Landlord in its own name individually or in its name by its agent or principal.

         (h) The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (i) Tenant acknowledges that there are no covenants, representations, warranties, agreement, or conditions, expressed or implied, collateral or otherwise, forming part of or in any way affecting or relating to this Lease except as expressly set out in this Lease and the attachments hereto,

                                       31

and that the terms and provisions of this Lease may not be modified or amended, except by written instrument signed by both Landlord and Tenant.

         (j) Tenant agrees that Tenant, Tenant's employees and agents or any others permitted by Tenant to occupy or enter the Premises shall abide by the rules and regulations contained in Appendix F. Landlord shall have the right to amend, modify or change the rules and regulations provided that said amendments are applicable to and uniformly bind each Tenant of the Building Complex. Tenant agrees to comply with all such rules and regulations upon notice from Landlord thereof. Landlord shall use its reasonable best efforts to uniformly enforce the rules and regulations of the Building. A breach of any of such rules or regulations shall be deemed a default under the Lease and Landlord shall have all remedies as set forth in Section 20.

         39. SUCCESSORS AND ASSIGNS

         Subject to the terms and provisions of Section 29, the covenants and conditions herein contained shall apply to and bind the respective heirs, successors, executors, administrators, and assigns of the parties hereto, and the terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote.

         40. OUIET ENJOYMENT

         Subject to the terms and provisions of Section 24, Landlord covenants and agrees that Tenant, upon complying with all of the obligations of Tenant hereunder, and subject to the terms and provisions hereof, shall peaceably and quietly enjoy the Premises and Tenant's rights hereunder during the Term hereof.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease the day and year first above written

         TENANT:
         WINFIELD ALLEN, INCORPORATED

         BY: /s/ Chris Winfield
             ------------------
             Chris Winfield, President

         LANDLORD:

         A. H. ROOT LIMITED LIAIBLITY COMPANY

         BY: /s/ Michael D. Plante
             ---------------------
             Michael D. Plante/Managing Member

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